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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-86578

Supplement Dated October 4, 2002


                      DAVIS INTERNATIONAL TOTAL RETURN FUND
                                   a series of
                        DAVIS INTERNATIONAL SERIES, INC.
                            Supplement to Prospectus
                             Dated February 1, 2002



The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Who is Responsible For Your Davis Account."

On October 4, 2002, the Board of Directors voted to recommend that shareholders approve Marcstone Capital Management, LP to serve as sub-adviser to the Fund. A meeting of shareholders is scheduled to be held on or about December 22, 2002, to approve or disapprove of this recommendation. Shareholders of record will receive information describing Marcstone Capital Management, LP and will be invited to vote in the shareholder's meeting. As members of the Davis family, directors and officers control over 50% of the outstanding vote, proxies will not be solicited and shareholders are expected to approve of Marcstone Capital Management, LP's appointment as sub-adviser. Marcstone Capital Management, LP is expected to begin serving as sub-adviser on or about February 1, 2003.

Marcstone Capital Management, LP is a globally oriented investment manager with a value focus.